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                                                                  Exhibit 23.2-1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of World Access, Inc. of our report dated September 14, 1998 on the World Access, Inc. Profit Sharing and Retirement Savings Plan for the year ended August 31, 1997 appearing in the Form 11-K filed on December 8, 1998.


PricewaterhouseCoopers LLP

Atlanta, Georgia
December 8, 1998